Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report: October 22, 2010

INTERNATIONAL DEVELOPMENT AND ENVIRONMENTAL HOLDINGS
(Name of Registrant as specified in its charter)

Nevada	000-54106	32-0237237
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1173A Second Avenue
Suite 327
New York, NY 10065
 (Address and telephone number of principal executive offices)

1701 E. Woodfield Rd.
Suite 915
Schaumburg, IL 60173
 (Previous address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes In Registrant's Certifying Accountant.

On October 22, 2010, the Registrant (“Company”) dismissed Enterprise CPAs, Ltd. as its independent registered public accounting firm due to the change in the Company’s management. Enterprise CPAs, Ltd. acted as the Company’s independent registered public accounting firm for the fiscal years ended August 31, 2010 and 2009. Also, October 22, 2010, with the approval of the Company’s Board of Directors, Liebman Goldberg & Hymowitz, LLP  was engaged as the Company’s independent registered public accounting firm.

During the two fiscal years ended August 31, 2010 and 2009 through the engagement of Liebman Goldberg & Hymowitz, LLP, neither the Company nor anyone on its behalf consulted Liebman Goldberg & Hymowitz, LLP with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”), or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Enterprise CPAs, Ltd. performed audits of the Company’s consolidated financial statements for the two fiscal years ended February 28, 2010 and 2009.  Enterprise CPAs, Ltd. reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Enterprise CPAs’s reports dated July 15, 2009 and July 15, 2010 both contained disclosure of uncertainty regarding the Company’s ability to continue as a going concern.

During the two fiscal years ended February 28, 2010 and 2009 and any subsequent interim period through the date of change in accountants, there were no (i) disagreements between the Company and Enterprise CPAs, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Enterprise CPAs, Ltd. to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Enterprise CPAs, Ltd. furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:      January 20,  2011
International Development and Environmental Holdings

By:	/s/ Scott Lieberman
Scott Lieberman, CEO